Exhibit 10.15

FIRST MODIFICATION TO SYNTHETIC LEASE FINANCING OPERATIVE DOCUMENTS

THIS FIRST MODIFICATION TO SYNTHETIC LEASE FINANCING OPERATIVE DOCUMENTS (“First Modification”), made this 11th day of October, 2000, by and among ROWE FURNITURE, INC., a Virginia Corporation and certain other subsidiaries of the Rowe Companies as “Lessees” and THE ROWE COMPANIES, a Nevada Corporation. THE MITCHELL GOLD CO., a North Carolina corporation. ROWE DIVERSIFIED. INC., a Delaware Corporation, HOME ELEMENTS, INC., a Virginia Corporation, ROWE PROPERTIES, INC., a California Corporation, STOREHOUSE, INC., a Georgia Corporation and THE WEXFORD COLLECTION, INC., a California corporation (individually a “Guarantor”, and collectively the “Guarantors”) and ATLANTIC FINANCIAL GROUP, LTD., as “Lessor” and SUNTRUST BANK, N.A., a national banking association, successor in interest to Crestar Bank, a Virginia banking corporation (the “Bank” or “Agent”).

RECITALS

WHEREAS, the Lessees, Lessor, Guarantors and Bank are parties to certain Operative Documents made in connection with a synthetic lease financing dated August 27, 1999, such Operative Documents including the Master Agreement, the Purchase Agreement, the Master Lease Agreement (“Lease”), the Security Agreement, the Notes, the Loan Agreement, the Guaranty, the Assignments of Lease and Rents, the Mortgages, the Construction Agency Agreement, the Joinder Agreements and the other documents delivered in connection with the transactions contemplated by the Master Agreement, all or more particularly defined in Appendix A to the Master Agreement, Lease, Loan Agreement and Construction Agency Agreement. (“Appendix A”); and

WHEREAS, Borrower, Guarantors and Bank mutually desire to modify certain terms and conditions of the Operative Documents.

NOW THEREFORE, for and in consideration of $1.00 paid by Borrower to Bank, the premises herein contained, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, the parties hereto intending to be bound agree as follows:

1. Modifications: The parties do hereby modify Appendix A to the Master Agreement as follows:

(1.) “Applicable Margin for LIBOR Advances” is deleted in its entirety and the following is substituted in its place.

Funded Debt/Cash Flow Ratio	Spread over LIBOR
>3.50 : 1	250 basis points
≤3.50 : 1	225 basis points
≤3.25 : 1	190 basis points
≤3.00 : 1	160 basis points
≤2.75 : 1	130 basis points
≤2.25 : 1	100 basis points
≤2.00 : 1	80 basis points
≤1.75 : 1	65 basis points
≤1.25 : 1	50 basis points
≤0.50 : 1	35 basis points

Notwithstanding the foregoing, for a LIBOR Advance made for the period through and including the final day of the fiscal quarter ending on or about December 3, 2000, the Applicable Margin for LIBOR advances shall not be greater than Adjusted LIBOR Rate plus 130 basis points. Any changes in the Interest Rate are effective on the first day of the succeeding fiscal quarter.

(2.) Section 2.3(e) of the Master Agreement is deleted in its entirety and the following substituted in its place:

(c)	The Lessee hereby agrees to pay to each Funding Party a facility fee for each day from August 27, 2000 until the Lease Termination Date equal to (i) the applicable percentage set forth below for the corresponding Funded Debt to Cash Flow Ratio as mot recently determined based on Rowe Companies’ most recent audited annual or unaudited quarterly consolidated financial statements, as applicable, per annum times (ii) the unused amount of such Funding Party’s Commitment on such day, times (iii) 1/360. Such facility fee shall be payable in arrears on each Quarterly Payment Date.

Facility Fee Percentages

Funded Debt/Cash Flow Ratio	Facility Fee Percentages
≤3.50 : 1	. 50%
≤3.50 : 1	. 45%
≤3.25 : 1	. 40%
≤3.00 : 1	. 35%
≤2.75 : 1.35%
>2.25 : 1	. 35%
≤2.25 : 1	. 25%
≤2.00 : 1	. 18%
≤1.75 : 1	. 15%
≤1.25 : 1	. 12%
≤0.50 : l	. 10%

Notwithstanding the foregoing, the maximum Facility Fee for periods prior to the first day of the fiscal quarter ending on or about December 3, 2000 shall not exceed .35%. Nothing herein contained shall he construed as a retroactive adjustment of fees.

(3.) Section 5.1(k)(i) of the Master Agreement is deleted in its entirety and the following substituted in its place:

(a)	Maximum Leverage to Cash Flow. Have and maintain a consolidated maximum Funded Debt to Cash Flow Ratio (based on the four previous consecutive quarters at the effective date of determination) of not more than 3.50 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; not more than 3.75 to 1.00 as of the end of the fiscal quarter ending on or about December 3, 2000; and not more than 2.50 to 1.00 as of the end of each fiscal quarter thereafter.

(4.) Section 5.1(k)(ii) of the Master Agreement is deleted in its entirety and the following substituted in its place:

(b)	Maximum Funded Debt to Total Capitalization. Have and maintain a consolidated Maximum Funded Debt to Total Capitalization ratio of not more than the following:

Ratio	As of
0.65 to 1.00	as of the end of each fiscal quarter to and including the end of the fiscal quarter ending on or about December 3, 2000.

0.55 to 1.00	as of the end of the fiscal quarter ending on or about February 28, 2001 and each fiscal quarter thereafter to and including the fiscal quarter ending on or about August 31, 2001.

0.50 to 1.00	as of the end of the fiscal quarter ending on or about November 30, 2001 and thereafter.

(5.) Section 5.1(k)(ii) of the Master Agreement entitled Minimum Interest Coverage is renumbered 5.1(k)(iii), is deleted in its entirety and the following is substituted in its place:.

(ii) Minimum Interest Coverage. Have and maintain a consolidated Minimum Interest Coverage Ratio (based on the four previous consecutive quarters at the effective date of determination) at least equal to 4.00 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; at least 2.50 to 1.00 as of the end of the fiscal quarter ending on or about December 3, 2000; and 5.00 to 1.00 as of the end of each fiscal quarter thereafter.

II. Defined Terms. Defined Terms herein shall have the same meanings as provided in Appendix A, unless otherwise specified.

III. No Other Changes. Except as provided herein, there shall be no other changes to the Operative Documents and the Operative Documents shall be and remain in all other respects in full force and effect, except as modified herein.

IV. Compliance. The Lessees and the Guarantors hereby certify and reaffirm that the Operative Documents and all of the Lessee’s and Guarantors’ covenants, duties and liabilities thereunder, including those expressly modified hereby,

V. Representations and Warranties. The Lessees and the Guarantors represent and warrant to the Lessor and the Bank to induce the Lessor and the Bank to enter into this First Modification: that the execution, delivery and performance of this First Modification has been duly authorized by all requisite actions on the part of the Lessees and the Guarantors respectively and that this First Modification has been duly executed and delivered by the Lessees and the Guarantors.

VI. Signatures. Facsimile signatures hereunder shall be deemed originals and this First Modification may be signed in one or more counterparts, duplicate signature pages, or facsimile signature pages, with the same force and effect as if all required signatures were contained in a single original instrument. Any one or more of such counterparts, duplicate signature pages or facsimile signature pages may be removed from any one or more original copies of this First Modification and annexed to other counterparts, duplicate signature pages or facsimile signature pages to form a completely executed original instrument.

IN WITNESS WHEREOF, the parties have caused this First Modification to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LESSEE:
ROWE FURNITURE, INC.

By:	/s/ Garry W. Angle
Name:	Garry W. Angle
Title:	Vice President–Treasury Management

GUARANTORS:
THE ROWE COMPANIES

By:	/s/ Garry W. Angle
Name:	Garry W. Angle
Title:	Vice President–Treasury Management

THE MITCHELL GOLD CO.

By	/s/ Garry W. Angle
Name:	Garry W. Angle
Title:	Vice President–Treasury Management

ROWE DIVERSIFIED, INC

By:	/s/ Garry W. Angle
Name:	Garry W. Angle
Title:	Vice President–Treasury Management

HOME ELEMENTS, INC.

By:	/s/ Garry W. Angle
Name:	Garry W. Angle
Title:	Vice President–Treasury Management

ROWE PROPERTIES, INC.

By:	/s/ Garry W. Angle
Name:	Garry W. Angle
Title:	Vice President–Treasury Management

STOREHOUSE, INC

By:	/s/ Garry W. Angle
Name:	Garry W. Angle
Title:	Vice President–Treasury Management

THE WEXFORD COLLECTION, INC

By	/s/ Garry W. Angle

Name:	Garry W. Angle
Title:	Vice President–Treasury Management

BANK:
SUNTRUST BANK, N.A.

By:	/s/ Martha D. Shifflett

Name:	Martha D. Shifflett
Title:	Sr. Vice President

LESSOR:
ATLANTIC FINANCIAL GROUP, LTD.
By:	Atlantic Financial managers, Inc., its general partner

By:

Name:

Title:

THE WEXFORD COLLECTION, INC

By:

Name:

Title:

BANK:
SUNTRUST BANK, N.A.

By:

Name:

Title:

LESSOR:
ATLANTIC FINANCIAL GROUP, LTD.
By:	Atlantic Financial managers, Inc., its general partner

By:	/s/ Stephen S. Brookshire
Name:	Stephen S. Brookshire
Title:	President